UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

Commission File Number: 001-13779

W. P. CAREY INC.

(Exact name of registrant as specified in its charter)

Maryland	45-4549771
(State of incorporation)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Investor Relations (212) 492-8920

(212) 492-1100

(Registrant’s telephone numbers, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously announced, on September 28, 2012, as part of a plan to reorganize the business operations of W. P. Carey & Co. LLC, a Delaware limited liability company (the “Predecessor Registrant”), in order to qualify as a real estate investment trust (“REIT”) for U. S. federal income tax purposes, the Predecessor Registrant merged (the “W. P. Carey Merger”) with and into W. P. Carey Inc., a Maryland corporation (the “Registrant”), with the Registrant as the surviving corporation, succeeding to and continuing to operate the existing business of the Predecessor Registrant. The conversion of the Predecessor Registrant into a REIT was implemented through a series of reorganizations and transactions, including, among other things (i) the W. P. Carey Merger, (ii) certain mergers of subsidiaries of the Predecessor Registrant with and into subsidiaries of the Registrant, and (iii) the election by the Registrant to be treated as a REIT for federal income tax purposes (collectively, the “REIT Conversion”).

Additionally, on September 28, 2012, Corporate Property Associates 15 Incorporated, a Maryland corporation and publicly held, non-traded REIT affiliate of the Predecessor Registrant (“CPA®:15”), merged (the “Merger,” and together with the REIT Conversion, the “Transactions”) with a subsidiary of the Registrant, with CPA®:15 surviving as an indirect wholly-owned subsidiary of the Registrant. As a result of the consummation of the Transactions, the Registrant succeeded to all of the businesses, assets and liabilities of each of the Predecessor Registrant and CPA®:15, and owns all the assets previously held by, and carries on the business of each of, the Predecessor Registrant and CPA®:15.

Item 8.01. Other Events.

During the three months ended March 31, 2012, the Predecessor Registrant sold two domestic properties and entered into an agreement to sell a domestic property. In accordance with current authoritative accounting guidance for the disposal of long-lived assets, the Predecessor Registrant reported revenue and expenses from the operations of these properties as discontinued operations for each period presented in its quarterly report for the quarter ended March 31, 2012 (including the comparable period of the prior year) (the “Discontinued Operations”). As required by accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Predecessor Registrant must also retrospectively adjust its previously issued annual financial statements for each of the three years shown in the Predecessor Registrant’s 2011 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2012 (the “2011 Annual Report”) to reflect the Discontinued Operations if those financial statements are incorporated by reference in any subsequent filings with the SEC made under the Securities Act of 1933, as amended (the “Securities Act”). Therefore, the Registrant is retrospectively adjusting the Predecessor Registrant’s historical financial statements covered by the 2011 Annual Report to reflect the Discontinued Operations in compliance with current authoritative accounting guidance. The retrospective adjustment has no effect on the Predecessor Registrant’s previously reported net income, financial condition or cash flows for the periods covered by the 2011 Annual Report.

During the three months ended March 31, 2012, CPA®:15 sold a vacant domestic property. In accordance with current authoritative accounting guidance for the disposal of long-lived assets, CPA®:15 reported revenue and expenses from the operations of this property as discontinued operation for each period presented in its quarterly report for the quarter ended March 31, 2012 (including the comparable period of the prior year) (the “CPA®:15 Discontinued Operation”). As required by U.S. GAAP, CPA®:15 must also retrospectively adjust its previously issued annual financial statements for each of the three years shown in its consolidated financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, which were filed with the SEC on March 5, 2012 (the “CPA®:15 Historical Financial Statements”) to reflect the CPA®:15 Discontinued Operation if those financial statements are incorporated by reference in any subsequent filings with the SEC made under the Securities Act. Therefore, the CPA®:15 Historical Financial Statements have been retrospectively adjusted to reflect the CPA®:15 Discontinued Operation in compliance with current authoritative accounting guidance. The retrospective adjustment has no effect on CPA®:15’s previously reported net income, financial condition or cash flows for the periods covered by the CPA®:15 Historical Financial Statements.

This Current Report on Form 8-K (the “Report”) updates Items 1A, 6, 7, 7A and 8 of the 2011 Annual Report primarily to reflect the retrospective reclassification of the operations of certain properties during the three months ended March 31, 2012 as Discontinued Operations. All other Items of the 2011 Annual Report remain unchanged. The updated sections of the 2011 Annual Report are attached hereto as exhibits 99.1, 99.2, 99.3, 99.4 and 99.5. The CPA®:15 Historical Financial Statements are attached hereto as Exhibit 99.6. No attempt has been made to include any adjustments or update matters in the 2011 Annual Report except to the extent expressly provided above.

This Report is also being filed by the Registrant to update risk factors. The foregoing description is qualified in its entirety by reference to these risk factors, which are attached hereto as Exhibit 99.7 and incorporated by reference herein.

This Report is also being filed by the Registrant in order to provide pro forma financial (the “Pro Forma Financials”) information for the combined company. The Pro Forma Financials are attached hereto as exhibit 99.8.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

99.1	Item 1A. Risk Factors

99.2	Item 6. Selected Financial Data

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

99.5	Item 8. Financial Statements and Supplementary Data

99.6	Consolidated Financial Statements of Corporate Property Associates 15 Incorporated as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

99.7	Updated Risk Factors Related to the REIT Conversion and Merger

99.8	Unaudited Pro Forma Financial Information of W. P. Carey Inc. as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011

101	The following materials for W. P. Carey & Co. LLC included in this report as Exhibit 99.5, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2011 and 2010, (ii) Consolidated Statements of Income for the years ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2011, 2010 and 2009, (iv) Consolidated Statements of Equity for the years ended December 31, 2011, 2010 and 2009, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, (vi) Notes to Consolidated Financial Statements, (vii) Schedule III – Real Estate and Accumulated Depreciations, and (viii) Notes to Schedule III.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this Report contain forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,”“ “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Transactions, integration plans and expected synergies, the expected benefits of the REIT Conversion, and anticipated future financial and operating performance and results, including estimates of growth. These statements are based on the current expectations of the management of W. P. Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in the Predecessor Registrant’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including an update to Item 1A. Risk Factors in the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012 and included in this Report as Exhibit 99.1 and the Updated Risk Factors Related to the REIT Conversion and Merger included in this Report as Exhibit 99.7. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. Except as required under the Federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: October 19, 2012	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer